UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2011
SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646

(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina	28210

(Address of Principal Executive Offices)	(Zip Code)
(704) 364-7707
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.
     The information set forth in Item 2.03 of this report on Form 8-K is hereby incorporated in Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In August 2011, Choice Environmental Services, Inc. (“Choice”), a wholly owned subsidiary of Swisher Hygiene Inc. (“Swisher”), entered into agreements to provide borrowings of up to $37.5 million that would be collateralized by the Waste segment’s vehicles and containers and Swisher’s technology and related equipment. In addition, Swisher Hygiene obtained additional financing of up to $25 million for new and replacement vehicles for its fleet. In connection with these financing agreements, Swisher entered into an amendment that modifies the covenants contained in its Credit Agreement and Pledge and Security Agreement with Wells Fargo Bank, National Association, as Administrative Agent (the “Credit Agreement”), including an increase in related permitted indebtedness to $40 million.
     On August 12, 2011, Swisher entered into a First Amendment to the Credit Agreement (the “Amendment”). Pursuant to the Amendment, the financial covenants contained in the Credit Agreement related to consolidated EBITDA, the leverage ratios, the fixed charge coverage ratio and liquidity were modified. In addition, the required notice and document delivery guidelines under the Credit Agreement related to acquisitions made in accordance with the terms of the Credit Agreement were streamlined. The negative covenants contained in the Credit Agreement concerning Indebtedness, Liens, Asset Dispositions and Restricted Payments, as each such term is defined in the Credit Agreement, were modified, including increasing Permitted Indebtedness (as defined in the Credit Agreement) to $40,000,000.
     The foregoing description of the Amendment is qualified by reference to the terms of the Amendment, filed with this report as Exhibit 10.1 and incorporated in this report by reference.
     On August 12, 2011, General Electric Capital Corporation (“GE Capital”) entered into a commitment letter with Choice to finance new and used trucks, carts, compactors and containers. The financing will consist of one or more fixed rate loans in an aggregate amount not to exceed $16.4 million. Swisher has agreed to guarantee each loan made under this facility. The commitment terminates on February 8, 2012, with a renewal option of six months if approved by GE Capital in its sole discretion upon a credit review. The commitment will also terminate upon a material adverse change in Choice or any guarantor, as determined by GE Capital.
     The interest rate for each loan will be determined on the date the loan is made and will be set based on a spread over the five-year U.S. swap rate, as such term is defined in the agreement. Each loan will have a term of five years and may be prepaid in full at any time upon payment of the outstanding amount and a prepayment fee equal to 1% for each full twelve-month period remaining on the loan. Each loan will be secured by a first priority security interest on the financed assets. GE Capital will advance a percentage of the orderly liquidation value of the equipment to be financed, based on appraisals, as determined by GE Capital. Funding for carts, compactors and containers shall not exceed 30% of the total committed funding amount.
     On August 12, 2011, Choice also entered into a loan commitment with Wells Fargo Equipment Finance, Inc. (“WF Finance”) to finance new and used vehicles owned by Choice and its subsidiaries. This financing will consist of one or more fixed rate loans, in an aggregate amount not to exceed $18.6 million. Swisher has agreed to guarantee each loan made under this facility. The commitment will terminate on June 30, 2012. In connection with this agreement, WF Finance has secured the participation of SunTrust Equipment Finance in the amount of $9.3 million.
     The interest rate for each loan will be determined on the date the loan is made. For existing or used vehicles the rate will be based on a spread over the four-year U.S. swap rate, as such term is defined in the agreement, and the term of the loan will be 48 months. For new vehicles the rate will be based on a spread over the five-year U.S. swap rate, as such term is defined in the agreement, and the term of the loan will be 60 months. Each loan may be prepaid in full at any time upon payment of the outstanding amount and a prepayment fee equal to 1% for each full twelve-month period remaining on the loan. WF Finance will advance a percentage of the appraised orderly liquidation value of the used vehicles to be financed or 100% of the cost of the new vehicles to be financed. The commitment to finance new vehicles is limited to $5 million. This commitment will terminate upon the occurrence of an Event of Default as defined in the Wells Fargo bank credit facility.

     Each loan by GE Capital and WF Finance is subject to execution of final loan documents and other terms and conditions customary for transactions of this type.
     The foregoing descriptions of the commitment letters and proposed financings are qualified by reference to the terms of the GE Capital Commitment Letter and Master Loan and Security Agreement and the amendment thereto, and the WF Finance Commitment Letter and Master Loan and Security Agreement, each of which is filed as an exhibit to this report and are incorporated in this report by reference.
     On August 12, 2011, Automotive Rentals, Inc. (“ARI”) agreed to extend to Swisher and certain subsidiaries an additional $25 million under current lease and fleet management services agreements with ARI. For cars and light duty trucks the maximum lease term is 50 months and for sprinter vans and medium duty trucks the maximum lease term is 60 months. This additional funding is based upon the current financial condition of Swisher as reflected in its most recently filed quarterly and annual financial statements and its continued compliance with the terms of the lease and fleet management services agreements.
     The foregoing description of the financing by ARI is qualified by reference to the terms of the proposal, which are filed as an exhibit to this report and is incorporated in this report by reference.
     On August 12, 2011, Macquarie Equipment Finance, LLC entered into a commitment letter with Swisher to finance information technology and related equipment. The financing will consist of one or more fixed rate leases in an aggregate amount not to exceed $2.5 million. The commitment will terminate on August 11, 2014. The commitment may also terminate upon a material adverse change in Swisher. The interest rate and term for each loan will be determined on the date the loan is made and will be set based on a spread over U.S. swap rate for the applicable term.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     This Item 9.01(a) is filed for the purpose of including historical financial statements for a mathematical majority of insignificant acquisitions completed by the registrant since its last audited balance sheet dated December 31, 2010. Pro forma financial statements for these individually insignificant acquisitions have not been included in this filing.
     The financial statements required to be filed pursuant to this Item 9.01(a) are included as Exhibits 99.1 — 99.6 to this Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement and Pledge and Security Agreement, dated as of August 12, 2011, by and between Swisher Hygiene Inc. and Wells Fargo Bank, National Association.

10.2	General Electric Capital Corporation Loan Commitment Letter, dated August 12, 2011.

10.3	Master Loan and Security Agreement, dated August 12, 2011, by and between General Electric Capital Corporation and Choice Environmental Services, Inc.

10.4	Amendment to Master Loan and Security Agreement, dated August 12, 2011, by and between General Electric Capital Corporation and Choice Environmental Services, Inc.

10.5	Wells Fargo Equipment Finance, Inc. Loan Commitment Letter, dated August 12, 2011.

10.6	Master Loan and Security Agreement, dated August 12, 2011, by and between Wells Fargo Equipment Finance, Inc. and Choice Environmental Services, Inc.

10.7	Automotive Rentals, Inc. Vehicle Lease Financing Proposal, dated August 12, 2011.

23.1	Consent of Scharf Pera & Co., PLLC.

23.2	Consent of Scharf Pera & Co., PLLC.

23.3	Consent of Scharf Pera & Co., PLLC.

99.1	Mt. Hood Solutions Company Consolidated Financial Statements As of March 31, 2011 and 2010 (Unaudited)

99.2	Mt. Hood Solutions Company Consolidated Financial Statements As of December 31, 2010

99.3	Pro-Clean of Arizona, Inc. Financial Statements As of March 31, 2011 and 2010 (Unaudited)

99.4	Pro-Clean of Arizona, Inc. Financial Statements As of December 31, 2010

99.5	Central Carting Disposal, Inc. and CCI Hauling, Inc. Combined Financial Statements As of March 31, 2011 and 2010 (Unaudited)

99.6	Central Carting Disposal, Inc. and CCI Hauling, Inc. Combined Financial Statements As of December 31, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2011	SWISHER HYGIENE INC.
	By:	/s/ Steven R. Berrard
Steven R. Berrard
President and Chief Executive Officer

Index to Exhibits
10.1	First Amendment to Credit Agreement and Pledge and Security Agreement, dated as of August 12, 2011, by and between Swisher Hygiene Inc. and Wells Fargo Bank, National Association.

10.2	General Electric Capital Corporation Loan Commitment Letter, dated August 12, 2011.

10.3	Master Loan and Security Agreement, dated August 12, 2011, by and between General Electric Capital Corporation and Choice Environmental Services, Inc.

10.4	Amendment to Master Loan and Security Agreement, dated August 12, 2011, by and between General Electric Capital Corporation and Choice Environmental Services, Inc.

10.5	Wells Fargo Equipment Finance, Inc. Loan Commitment Letter, dated August 12, 2011.

10.6	Master Loan and Security Agreement, dated August 12, 2011, by and between Wells Fargo Equipment Finance, Inc. and Choice Environmental Services, Inc.

10.7	Automotive Rentals, Inc. Vehicle Lease Financing Proposal, dated August 12, 2011.

23.1	Consent of Scharf Pera & Co., PLLC.

23.2	Consent of Scharf Pera & Co., PLLC.

23.3	Consent of Scharf Pera & Co., PLLC.

99.1	Mt. Hood Solutions Company Consolidated Financial Statements As of March 31, 2011 and 2010 (Unaudited)

99.2	Mt. Hood Solutions Company Consolidated Financial Statements As of December 31, 2010

99.3	Pro-Clean of Arizona, Inc. Financial Statements As of March 31, 2011 and 2010 (Unaudited)

99.4	Pro-Clean of Arizona, Inc. Financial Statements As of December 31, 2010

99.5	Central Carting Disposal, Inc. and CCI Hauling, Inc. Combined Financial Statements As of March 31, 2011 and 2010 (Unaudited)

99.6	Central Carting Disposal, Inc. and CCI Hauling, Inc. Combined Financial Statements As of December 31, 2010